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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 6, 2004



                               URS Corporation
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


              1-7567                                    94-1381538
      (Commission File No.)             (I.R.S. Employer Identifaction No.)


                      600 Montgomery Street, 26th Floor
                    San Francisco, California  94111-2728
            (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (415) 774-2700


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Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits.

        (c)     Exhibits

                99.1 Press Release, dated May 6, 2004, entitled "URS Corporation Reports $230 Million of Note Redemptions - Debt to Total Capitalization Ratio Will Be Reduced to Below 40%."

Item 12.        Results of Operations and Financial Condition

        On May 6, 2004, URS Corporation issued a press release entitled "URS Corporation Reports $230 Million of Note Redemptions - Debt to Total Capitalization Ratio Will Be Reduced to Below 40%." A copy of the press release is furnished pursuant to Item 12 as Exhibit 99.1 hereto. Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                URS CORPORATION

Dated:  May 6, 2004                     By:     /s/ Kent P. Ainsworth
                                           ------------------------------
                                           Kent P. Ainsworth
                                           Executive Vice President, Chief
                                           Financial Officer and Secretary
                                           (Principal Financial Officer)
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                                EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------
99.1            Press Release, dated May 6, 2004, entitled "URS Corporation
                Reports $230 Million of Note Redemptions - Debt to Total
                Capitalization Ratio Will Be Reduced to Below 40%.